UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2015

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed for the purpose of amending and restating the information originally reported in the Form 8-K dated November 27, 2015 (“Original 8-K”) regarding a change in the registrant’s independent registered public accountant.  On November 27, 2015, the Audit Committee of the Board of Directors of McEwen Mining Inc. (the “Company”) approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accountant and on November 30, 2015, notified KPMG LLP (“KPMG”) that it would be dismissed as the Company’s independent registered public accountant upon the completion of its  audit of the Company’s financial statements for the year ended December 31, 2015.  This Amendment No. 1 to Form 8-K amends the Original 8-K to confirm that KPMG has completed all activities related to its independent audit of the Company’s financial statements for the year ended December 31, 2015, and that KPMG’s dismissal as the Company’s independent auditor was effective April 6, 2016. This Amendment No. 1 also updates the disclosures provided in the Original 8-K through the completion of services by KPMG.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On November 27, 2015, the Audit Committee of the Board of Directors of the Company approved the engagement of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  On April 6, 2016, the Audit Committee of the Board of Directors dismissed KPMG.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through April 6, 2016, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of disclosures it is making in this Form 8-K/A and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated April 12, 2016 is filed as Exhibit 16.1 to this report.

(b)  During the two most recent years ended December 31, 2015 and 2014, and the subsequent interim period through April 6, 2016, the Company has not consulted with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or other reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

	16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 12, 2016.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: April 12, 2016	By:	/s/ Carmen Diges
Carmen Diges,
General Counsel

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit
Number	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 12, 2016.